CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


Date of Event: September 4, 2002 (date of earliest event reported)



                       International Solubles Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                                     Florida
         (State or other jurisdiction of incorporation or organization)



          000-31775                     59-3540694
          ---------                     ----------
         (Commission File Number) (IRS Employer Identification Number)

                        1126 Druid Rd, Maitland, Fl 32751
                        ---------------------------------
                    (Address of principal executive offices)

                                 (407) 682-0887
                                 --------------
              (Registrant's telephone number, including area code)




This Form 8-K is submitted for the purpose of disclosing a change of auditing firms, pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11.


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              ITEM 4. Changes in Registrant's Certifying Accountant

On September 4, 2002, Parks, Tschopp, Whitcomb & Orr ("Parks") resigned its client-auditor relationship with International Solubles Corporation ("Solubles") Parks was engaged to audit Solubles's financial statements. The decision to end this relationship was approved by a unanimous consent to action by the President of Solubles. The audit report of Parks for the fiscal year 2000 and the most recent fiscal year, 2001, and subsequent interim periods (the "reporting periods") have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, although they contained an explanatory paragraph raising substantial doubts about Solubles's ability to continue as a going concern.
In connection with the reporting periods, Solubles has had no disagreements with Parks on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Parks to make reference in connection with their opinion to the subject matter of the disagreement. Additionally, during the reporting period there were no reportable events, as defined in Item 304(a)(1)(iv) of Regulation S-B.
Solubles provided Parks a copy of this report prior to filing it with the Securities Exchange Commission ("SEC"). Solubles requested that Parks furnish Solubles with a consent letter stating whether Parks agrees with the above statements, a copy of which is filed as Exhibit 16(ii) to this Form 8-K. Solubles is seeking an accountant to replace Parks but has not at the date of this filing retained another firm.

                    ITEM 7. Financial Statements and Exhibits
The following exhibits are included as part of this report:


  Exhibit No.     Page No.    Description
--------------- ------------  ------------------------- -----------------------

     16(i)           2        Consent of Parks, Tschopp, Whitcomb & Orr
                              to filing of 8K.


                                                    SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of October, 2002.

                                 International Solubles Corporation
                                   /s/ Henry Sarmiento
                                 ------------------------------------
                                  Henry Sarmiento, President


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                      Parks, Tschopp, Whitcomb & Orr, P.A.
                          Certified Public Accountants



                                                                   Exhibit 16(i)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

 We have read the first,second and third paragraphs of Item 4 and are in agreement with the statements contained therein.

/s/ Parks, Tschopp, Whitcomb & Orr, P.A.
Parks, Tschopp, Whitcomb & Orr, P.A.
Maitland, Florida
October 10, 2002




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